SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 28, 1997
                                                           -------------

                              PRIME CELLULAR, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

               Delaware                   0-18700             13-3570672
        --------------------------      -----------         --------------
        (State or other jurisdiction   (Commission         (I.R.S. Employer
              of incorporation)        File Number)        Identification No.)

     100  Stamford Place, Stamford, Connecticut                        06902
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 327-3620
                                                           ---------------


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           Former name or former address, if changed since last report




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c). Exhibits.

     Letter from BDO SEIDMAN LLP regarding change in Registrant's certifying accountant, which was the subject matter of Registrant's Report on Form 8-K filed August 4, 1997.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             PRIME CELLULAR, INC.




                                             By:/s/Joseph K. Pagano
                                                ------------------------------
                                                  Joseph K. Pagano
                                                  Chief Executive Officer
                                                  (Duly authorized officer)


Date: August 14, 1997